SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement.

On July 28, 2017, Youngevity International, Inc. (the “Company”), closed the first tranche of its private placement offering (the “Offering”) pursuant to which the Company offered for sale a minimum of $100,000 of units up to a maximum of $10,000,000 of units, with each unit (a “Unit”) consisting of: (i) a three (3) year convertible note in the principal amount of $25,000 (the “Note or Notes”) initially convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at $4.60 per share (subject to adjustment); and (ii) Series D Warrant (the “Class D Warrant” or “Warrant(s)”), exercisable to purchase 50% of the number of shares issuable upon conversion of the Note at an exercise price equal to $5.56. On July 28, 2017, the Company entered into a Note Purchase Agreement with eight (8) accredited investors pursuant to which the Company raised gross cash proceeds of $2,100,000 in the Offering and sold Notes in the aggregate principal amount of $2,100,000, convertible into 456,522 shares of the Company’s Common Stock, at a conversion price of $4.60 per share, subject to adjustment as provided therein; and Warrants to purchase 228,261 shares of Common Stock at an exercise price of $5.56. In addition, as part of the Offering, three (3) investors in the Company’s 2015 private placement (the “Prior Investors”), converted their 8% Series C Convertible Notes in the aggregate principal amount of $4,200,349 together with accrued interest thereon into new convertible notes for an equal principal amount, convertible into 913,119 shares of Common Stock and class D warrants to purchase an aggregate of 456,560 shares of Common Stock. The new note will carry the same interest rate as the prior note. The Prior Investors also agreed to exchange their Series A Warrants dated October 26, 2015 to purchase an aggregate of 279,166 shares of Common Stock for a new warrant to purchase an aggregate of 182,065 shares of Common Stock. The Offering was extended an additional thirty (30) days from the initial closing date of July 31, 2017. The Company intends to use the proceeds for working capital purposes.  For twelve (12) months following the Closing, the investors have the right to participate in any future equity financings by the Company up to their pro rata share of the maximum offering amount in the aggregate.

The Notes bear interest at a rate of eight percent (8%) per annum. The Company has the right to prepay the Notes at any time after the one year anniversary date of the issuance of the Notes at a rate equal to 110% of the then outstanding principal balance and accrued interest. The Notes automatically convert to Common Stock if prior to the maturity date the Company sells Common Stock, preferred stock or other equity-linked securities with aggregate gross proceeds of no less than $3,000,000 for the purpose of raising capital. The Notes provide for full ratchet price protection for a period of nine months after their issuance and thereafter weighted average price adjustment.

The Warrants contain cashless exercise provisions in the event a registration statement registering the Common Stock underlying the Warrants has not been declared effective by the Securities and Exchange Commission (the “SEC”) by specified dates and customary anti-dilution protection and registration rights. The Warrants expire thirty-six (36) months from the date of the closing and have an initial exercise price of $5.56 per share.

In connection with the Offering, the Company also entered into a registration rights agreement with the investors in the Offering (the “Registration Rights Agreement”). The Registration Rights Agreement requires that the Company file a registration statement (the “Initial Registration Statement”) with the SEC within ninety (90) days of the final closing date of the Offering (the “Filing Date”) for the resale by the investors of all of the Common Shares underlying the Notes and the Warrants and all shares of Common Stock issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect thereto (the “Registrable Securities”).  The Initial Registration Statement must be declared effective by the SEC on the later of 180 days of the final closing date of the Offering or, if the registration statement receives a full review by the SEC, 210 days of the final closing date (the “Effectiveness Date”) subject to certain adjustments. Upon the occurrence of certain events (each an “Event”), including, but not limited to, that the Initial Registration Statement is not filed prior to the Filing Date or declared effective by the Effectiveness Date, the Company will be required to pay to the investors liquidated damages of 1.0% of their respective aggregate purchase price upon the date of the Event and then monthly thereafter until the Event is cured. In no event may the aggregate amount of liquidated damages payable to each of the Purchasers exceed in the aggregate 10% of the aggregate purchase price paid by such Purchaser for the Registrable Securities.

The Company paid a placement fee of $262,008.73, excluding legal expenses and has agreed to issue to the Placement Agent three-year warrants to purchase 159,817 shares of Common Stock at an exercise price of $5.56 per share and the Company has agreed to issue the Placement Agent 22,680 shares of the Company’s common stock, par value $0.001 per share.

The foregoing descriptions of the Note Purchase Agreement, the Notes, the Warrants, and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Note Purchase Agreement, Notes, the Warrants, and the Registration Rights Agreement (herein, the “Transaction Documents”), copies of each of which are attached as Exhibit Items 4.1, 4.2, 4.3, and 4.4, respectively, below.

Important Notice regarding the Transaction Documents

The Transaction Documents have been included as exhibits to this Current Report on Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other financial information about the Company or its subsidiaries. The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Transaction Documents; may be subject to limitations agreed upon by the parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Documents instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 2.03
Creation of a Direct Financial Obligation of an Obligation Under an Off Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above is hereby incorporated by reference in this Item 2.03.

Item 3.02
Unregistered Sales of Equity Securities.

The Notes and Warrants, including the Warrants issued to the Placement Agent in the Offering, as well as the shares of Common Stock issuable upon conversion of the Notes and acquirable upon exercise of the Warrants, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The investors are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

Item 9.01
Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Name of Exhibit

4.1	Form of Note Purchase Agreement
4.2	Form of Convertible Note
4.3	Form of Series D Warrant
4.4	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: August 3, 2017	By: /s/ David Briskie
Name: David Briskie
Title: Chief Financial Officer